                                                                     EXHIBIT 4.1


COMMON STOCK                                                        COMMON STOCK
NUMBER                                                              SHARES



[METAWAVE COMMUNICATIONS CORPORATION LOGO]                   See Reverse for
                                                             Certain Definitions
This Certificate is transferable                             CUSIP 591409 10 7
in New York, N.Y. and Ridgefield Park, N.J.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



This Certifies that



is the record holder of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.0001 PAR VALUE, OF

                      METAWAVE COMMUNICATIONS CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:_________________________

             [METAWAVE COMMUNICATIONS CORPORATION Corporate Seal]

/s/ DOUGLAS O. REUDINK                      /s/ KATHRYN SURACE-SMITH                 /s/ ROBERT HUNSBERGER
    Chairman                                    Secretary                                President and Chief Executive Officer

                                                                                                 COUNTERSIGNED AND REGISTERED:
                                                                                         CHASEMELLON SHAREHOLDER SERVICES, LLC

                                                                                                  TRANSFER AGENT AND REGISTRAR

                                                                                         BY:__________________________________
                                                                                                          AUTHORIZED SIGNATURE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --         as tenants in common                    UNIF GIFT MIN ACT       --         ___________ Custodian ___________
TEN ENT --         as tenants by the entireties                                                    (Cust)              (Minor)
JT TEN --          as joint tenants with right of                                             under Uniform Gifts to Minors Act
                   survivorship and not as tenants in                                         _________________________________
                   common                                                                                         (State)

                                                           UNIF TRF MIN ACT                            Custodian (until age   )
                                                                                              --------                      --
                                                                                                (Cust)
                                                                                                                  under Uniform
                                                                                              -------------------
                                                                                                   (Minor)
                                                                                              Transfers to Minors Act
                                                                                                                      ---------
                                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


-----------------------------------------

-----------------------------------------

-------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                            Shares of the common
-----------------------------------------------------------
stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                                            Attorney
-----------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
      -----------------------------------

                                             X
                                              ---------------------------------

                                             X
                                              ---------------------------------
                                     NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                              MUST CORRESPOND WITH THE NAME AS
                                              WRITTEN UPON THE FACE OF THE
                                              CERTIFICATE IN EVERY PARTICULAR,
                                              WITHOUT ALTERATION OR ENLARGEMENT
                                              OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

By:
   --------------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.